Exhibit 10.32
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of April 4, 2012 (the “Effective Date”) by and between KBS-Legacy Apartment Community REIT Venture, LLC, a Delaware limited liability company (“Buyer”) and Crescent Apartments, LLC, a South Carolina limited liability company (“Seller”).
Buyer and Seller entered into a Purchase and Sale Agreement (“Contract”) for the purchase and sale of certain real property located in Greer, South Carolina as more particularly described in the Contract.
NOW, THEREFORE, in consideration of the mutual promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller amend the Contract as follows:
1.Defined Terms. Any defined term used in this Amendment that is not specifically defined herein shall have the meaning given to such term in the Contract.
2.    Extension of Due Diligence Period. The expiration of the Due Diligence Period is hereby extended to 5:00 p.m. Eastern Time on April 12, 2012.
3.    Closing Date. The first sentence of Section 6.1 is deleted in its entirety and replaced with the following:
“The Transaction shall close (“Closing”) on May 7, 2012 (as may be extended in accordance with the terms hereof, the “Closing Date”).”
4.    No Further Changes. Except as amended hereby, the Contract shall remain in full force and effect. To the extent any of the terms of the Contract conflict with this Amendment, this Amendment shall control. This Amendment may be executed in one or more counterparts. Signed counterparts transmitted by facsimile or email shall constitute originals.
[Signature Page Follows]

The parties have executed this Amendment as of the Effective Date.
SELLER:
Crescent Apartments, LLC, a South Carolina limited liability company
By:    WP Crescent, L.L.C.,    a Georgia limited liability company,
its manager
By:    WP East Development Enterprises, L.L.C., a
Delaware limited liability company, its sole
manager
By:    Wood Real Estate Investors, L.L.C., a
Delaware limited liability company, its
manager
By:    /s/ David E. Thompson
Name:    David E. Thompson
Title:    Vice President

BUYER:
KBS-Legacy Apartment Community REIT Venture, LLC,
a Delaware limited liability company
By:    Legacy Partners Residential Realty LLC,
a Delaware limited liability company,
its managing member

By:    /s/ Guy K. Hays
Name:    Guy K. Hays, as trustee of the Hays 2009 Revocable Trust
Title:    a Managing Member